UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2006

Paxar Corporation
(Exact name of registrant as specified in its charter)

New York	1-9493	13-5670050
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

105 Corporate Park Drive
White Plains, New York		10604
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (914) 697-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 28, 2006, the Registrant amended and restated its by-laws. The principal amendments are as follows:

•
The addition of the officer positions of Chairman of the Board, Chief Executive Officer, and Controller (in lieu of the former Comptroller position) and the inclusion of references in the By-laws to such officers, as appropriate.

•	Providing that notice of Board meetings may be effectuated via electronic or facsimile transmission.

•	New provisions that provide for indemnification and the payment of expenses of officers and directors of the Registrant, as permitted under New York law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 3(II)	Amended and Restated By-laws of Paxar Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAXAR CORPORATION
(Registrant)

Date: December 28, 2006	By:	/s/ Robert S. Stone
Robert S. Stone
Vice President, General Counsel and Secretary